UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2024

CHURCHILL CAPITAL CORP VII

(Exact name of registrant as specified in its charter)

Delaware	001-40051	85-3420354
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

640 Fifth Avenue, 12th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

(212) 380-7500

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value, and one-fifth of one warrant	CVIIU	Nasdaq Global Market
Shares of Class A common stock	CVII	Nasdaq Global Market
Warrants	CVIIW	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD.

As previously disclosed, on August 1, 2023, Churchill Capital Corp VII, a Delaware corporation (“Churchill”), CorpAcq Group Plc (f/k/a Polaris Pubco Plc), a public limited company incorporated under the laws of England and Wales (“PubCo”, and from and after the closing of the Business Combination (as defined below), the “Post-Combination Company”), NorthSky Merger Sub, Inc., a Delaware corporation and direct, wholly owned subsidiary of PubCo (“Merger Sub”), CorpAcq Holdings Limited, a private limited company incorporated under the laws of England and Wales (“CorpAcq”), Polaris Bermuda Limited, an exempted company limited by shares incorporated under the laws of Bermuda (“BermudaCo”) and the shareholders of CorpAcq party thereto (the “Sellers”) entered into an agreement and plan of merger with respect to an initial business combination of Churchill and CorpAcq (as amended from time to time, the “Merger Agreement”). Pursuant to the Merger Agreement, among other things, in connection with the closing of the transactions contemplated by the Merger Agreement and the other transaction documents (the “Closing”, and such transactions together, including the Merger (as defined below), the “Business Combination”) Merger Sub will merge with and into Churchill, pursuant to which the separate corporate existence of Merger Sub will cease and Churchill will become a subsidiary of PubCo (the “Merger”, and the effective time of the Merger, the “Effective Time”).

On November 17, 2023, PubCo filed a registration statement on Form F-4 (File no. 333-275613) (as amended, the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the Business Combination. On June 20, 2024, Churchill and PubCo each filed a definitive proxy statement/prospectus (the “Definitive Proxy Statement”) in connection with (i) a special meeting of Churchill’s stockholders (the “Stockholder Special Meeting”) to consider and vote on, among other proposals, a proposal to adopt the Merger Agreement and approve the Business Combination and (ii) a meeting of Churchill’s public warrantholders (the “Warrant Holder Meeting”) to consider and vote on, among other proposals, a proposal to amend the existing warrant agreement that governs all of Churchill’s outstanding warrants (the “Warrant Amendment Proposal”).

On July 25, 2024, Churchill adjourned the Stockholder Special Meeting and Warrant Holder Meeting. The Stockholder Special Meeting and Warrant Holder Meeting will reconvene on August 12, 2024, at 10:00 A.M., Eastern Time and 10:30 A.M., Eastern Time, respectively.

So that stockholders will have sufficient time to evaluate the additional information set forth in this Current Report, the deadline for Churchill stockholders to elect redemption of their shares of Churchill Class A Common Stock in connection with the Business Combination (the “Churchill Stockholder Redemption”) has been extended until 5:00 P.M., Eastern Time on August 9, 2024.

Churchill is providing additional information to its stockholders and warrant holders as described in this Current Report on Form 8-K. These disclosures should be read in connection with the Definitive Proxy Statement, which should be read in its entirety.

These disclosures are being made available to Churchill’s stockholders and warrantholders for informational purposes only. If you have already returned your proxy card, or voted by other means, you do not need to take any action unless you wish to change your vote. If you have already submitted your proxy for the Stockholder Special Meeting and/or the Warrant Holder Meeting and wish to revoke or change your vote, you may do so at any time before your proxy is exercised by submitting a later-dated proxy or written revocation to the secretary of Churchill mailed to: Churchill Capital Corp VII, 640 Fifth Avenue, 12th Floor, New York, NY 10019, or by attending the Stockholder Special Meeting and/or the Warrant Holder Meeting and revoking your proxy and voting at that time. Votes submitted by mail must be received by 11:59 pm on August 9, 2024.

Defined terms used but not defined herein have the meanings set forth in Exhibit 99.1.

Non-Redemption Agreements, Ordinary Shares Subscription Agreements and Sponsor Ordinary Shares Subscription Agreements

In connection with the Business Combination, prior to the Closing, PubCo, CorpAcq and Churchill are seeking to enter into (a) certain non-redemption and subscription agreements (the “Non-Redemption Agreements”) with certain Churchill stockholders (the “Committed Stockholders”), (b) certain ordinary shares subscription agreements (the “Ordinary Shares Subscription Agreements”) with certain Churchill stockholders and other persons (collectively, the “PIPE Investors”, and the PIPE Investors and the Committed Stockholders, together, the “Investors”), to secure an aggregate amount of funds in the Trust Account subject to Non-Redemption Shares and the PIPE Subscription Purchase Price (each, as defined below) in the range of approximately $350,000,000 to $500,000,000 or more as further described below and/or (c) an ordinary shares subscription agreement (the “Sponsor Ordinary Shares Subscription Agreements”) with Churchill Sponsor VII LLC, a Delaware limited liability company (the “Sponsor”).

Non-Redemption Agreements

Pursuant to the anticipated terms of the Non-Redemption Agreements, the Committed Stockholders would agree, subject to the terms and conditions thereof:

•	not to (i) sell, pledge, dispose of or otherwise transfer prior to the Closing a designated number of shares of Churchill’s Class A common stock, par value $0.0001 per share (“Churchill Class A Common Stock”) that such Committed Stockholders beneficially owned as of the date such Committed Stockholders entered into such Non-Redemption Agreement (the “Non-Redemption Shares”), and (ii) exercise any redemption rights that such Committed Stockholders may have in respect of their Non-Redemption Shares pursuant to the organizational documents of Churchill in connection with the Business Combination; and

•	to subscribe for and purchase from the Post-Combination Company (such subscription, the “Non-Redemption Incentive Subscription”, and together with clauses (i) and (ii) above, the “Non-Redemption”): a number of ordinary A1 shares, par value $0.001 per share of the Post-Combination Company (the “Post-Combination Company Ordinary A1 Shares”) equal to the number of Non-Redemption Shares with respect to each Committed Stockholder, multiplied by a to-be-determined fraction and rounded down to the nearest whole number (the “Non-Redemption Incentive Shares”), in consideration for the payment, by Churchill on their behalf to the Post-Combination Company, of a purchase price of $0.001 per Non-Redemption Incentive Share; provided however, in no event will the aggregate maximum Incentive Shares (as defined below) exceed 15 million.

Ordinary Shares Subscription Agreements

Pursuant to the anticipated terms of the Ordinary Shares Subscription Agreements, the PIPE Investors would agree, subject to the terms and conditions thereof, to subscribe for and purchase from the Post-Combination Company (such subscription, the “PIPE Investment”):

•	Post-Combination Company Ordinary A1 Shares (the “Ordinary Subscribed Shares”), in consideration for the payment, by the PIPE Investors to the Post-Combination Company, of a to-be-determined purchase price per Post Combination Company Ordinary A1 Share (such aggregate amount, the “PIPE Subscription Purchase Price”); and

•	a number of Post-Combination Company Ordinary A1 Shares equal to the number of Ordinary Subscribed Shares with respect to each PIPE Investor, multiplied by a to-be-determined fraction and rounded down to the nearest whole number (the “Ordinary Incentive Shares” and, together with the Ordinary Subscribed Shares, the “PIPE Shares” and the Ordinary Incentive Shares together with the Non-Redemption Incentive Shares, the “Incentive Shares”), in consideration for the payment, by Churchill on their behalf to the Post-Combination Company, of a purchase price of $0.001 per Ordinary Incentive Share; provided however, in no event will the aggregate maximum Incentive Shares exceed 15 million.

Sponsor Ordinary Shares Subscription Agreements

Pursuant to the anticipated terms of the Sponsor Ordinary Shares Subscription Agreement, Sponsor (or its affiliates) would agree, subject to the terms and conditions thereof, to subscribe for and purchase from the Post-Combination Company (such subscription, the “Sponsor Investment”), a number of Post-Combination Company Ordinary A1 Shares (the “Sponsor Ordinary Subscribed Shares”), for a purchase price of $15 million in the aggregate (the “Sponsor Subscription Purchase Price”), on terms no more favorable than those on which the PIPE Investors will participate in the PIPE Investment. However, Sponsor (or its affiliates) will not receive any Incentive Shares in connection with the Sponsor Investment, and the Sponsor Ordinary Subscribed Shares will be subject to lock-up restrictions.

PubCo, CorpAcq and Churchill are seeking to enter into Non-Redemption Agreements and Ordinary Shares Subscription Agreements with Investors to secure an aggregate amount of funds in the Trust Account subject to Non-Redemption Shares and the PIPE Subscription Purchase Price in the range of approximately $350,000,000 to $500,000,000 or more, pursuant to which an aggregate maximum of 15 million Incentive Shares will be issued. As of the date of this Current Report on Form 8-K, no such definitive agreements have been executed. Unless otherwise specified, the levels of holdings of Post-Combination Company's securities, average purchase price per share, net cash per share, economic and voting ownership percentages and beneficial ownership information set forth in this Current Report on Form 8-K are for illustrative purposes only and assumes (i) the purchase price per Ordinary Subscribed Share is $10.00 per Post Combination Company Ordinary A1 Share, (ii) an aggregate PIPE Subscription Purchase Price of $350,000,000, (iii) 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000, (iv) no pro rata reduction in the number of Incentive Shares issued in the event that the aggregate PIPE Subscription Purchase Price is less than $350,000,000, (v) that no Non-Redemption Agreements are entered into and (vi) the maximum Additional Sponsor Forfeiture (as defined below) of 9,000,000 shares. The above terms of the Non-Redemption, PIPE Investment and Sponsor Investment have been provided for illustrative purposes only and included for purposes of providing the analyses included in this Current Report. There can be no assurances that the parties will enter into agreements in respect of the Non-Redemption, PIPE Investment and/or Sponsor Investment for the anticipated amounts or any amount or that such arrangements will not be entered into on other terms.

Based on the assumptions stated above, the average purchase price per Post-Combination Company Ordinary A1 Share to be paid by PIPE Investors is approximately $7.00 per share (calculated as (i) the aggregate PIPE Subscription Purchase Price of $350,000,000, divided by (ii) the sum of (a) 35 million Ordinary Subscribed Shares, plus (b) 15 million Incentive Shares), and the average purchase price per Post-Combination Company Ordinary A1 Share to be paid by Sponsor (or its affiliates)) in the Sponsor Investment is $10.00 per share.

Based on the assumptions stated above, in the event that the maximum 15 million Incentive Shares are issued but the aggregate PIPE Subscription Purchase Price is greater or less than $350,000,000, then the per share purchase price paid by the PIPE Investors will be correspondingly higher or lower, respectively.

The offer and sale of the Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares pursuant to any Non-Redemption Agreements, Ordinary Shares Subscription Agreements and/or Sponsor Ordinary Shares Subscription Agreement will be made in compliance with all applicable securities laws, including Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The offer and sale of the Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. The Investors that will participate in the Non-Redemption and/or the PIPE Investment will be Churchill stockholders or other persons, each of whom will either have a pre-existing substantial relationship with Churchill or the placement agent engaged for the potential equity financing or have participated or will participate in discussions with respect to such arrangement prior to the date hereof.

Additional Sponsor Forfeiture

In the event that, PubCo, CorpAcq and Churchill enter into Non-Redemption Agreements and/or Ordinary Shares Subscription Agreements, the parties intend to amend the Merger Agreement and that certain letter agreement, dated as of August 1, 2023, from the Sponsor and certain individuals, each of whom is a member of Churchill’s board of directors and/or management team, to Churchill and CorpAcq Group Plc to:

•	increase the Sponsor’s forfeiture in connection with the Business Combination by an aggregate of up to 9,000,000 shares of Class B common stock, par value $0.0001 per share, of Churchill (“Founder Shares”), such that the Sponsor will receive, in connection with the Business Combination, up to 9,000,000 in the aggregate fewer Exchangeable Units (consisting of Exchangeable Units with BermudaCo Series B-2 Shares together with Post-Combination Company B Shares or BermudaCo Series B-3 Shares together with Post-Combination Company B Shares, which will be unvested at issuance and will vest at such time as the closing price per share of the Post-Combination Company Ordinary A1 Shares exceeds $11.50 or $15.00, respectively, for five trading days within any 180 consecutive trading day period on or before five years after the Closing date, or otherwise pursuant to that certain amended and restated sponsor agreement entered into between Churchill and PubCo dated August 1, 2023 (as it may be amended from time to time, the (“Sponsor Agreement”))); and

•	increase the shares to be issued to CorpAcq shareholders in the Business Combination by an aggregate of up to 9,000,000 shares, such that CorpAcq shareholders will receive, in connection with the CorpAcq Sale or Drag Along Sale, up to an additional 9,000,000 in the aggregate Post-Combination Company Ordinary Shares (consisting of Post-Combination Company Ordinary A-2 Shares and Post-Combination Company Ordinary A-3 Shares, which will be unvested at issuance and will vest at such time as the closing price per share of the Post-Combination Company Ordinary A1 Shares exceeds $11.50 or $15.00, respectively, for five trading days within any 180 consecutive trading day period on or before five years after the Closing date, or otherwise pursuant to the Merger Agreement), in each case, in the same portions as the reduction in the Base Vesting Shares and the Earn-Out Vesting Shares, respectively (such changes collectively, in each case up to a maximum of 9,000,000 shares, the “Additional Sponsor Forfeiture”).

Delivered Capital Amount and Minimum Cash Condition

As described in the Definitive Proxy Statement, the Merger Agreement provides that the obligations of CorpAcq, PubCo, Merger Sub and BermudaCo to consummate the Closing is conditioned on, among other things, satisfaction of the condition that (i) all available cash and cash equivalents of Churchill, including all amounts in the trust account of Churchill (“Trust Account”) (net of Churchill Stockholder Redemptions) and any qualifying cash or cash equivalents delivered or committed to Churchill, CorpAcq, PubCo or any of their respective subsidiaries as of the Closing, including in connection with certain types of qualifying capital raising transactions minus (ii) the Transaction Expenses (as defined in the Merger Agreement) is no less than $350,000,000 (the “Minimum Cash Condition”). Pursuant to the Merger Agreement and the Sponsor Agreement, the number of Founder Shares to be forfeited by the Sponsor pursuant to the Sponsor Agreement (“Retirement Founder Shares”), BermudaCo Redeemable Shares, Closing Seller Cash Consideration, Closing Seller Share Consideration and the number of Earnout Shares will be determined based on the Delivered Capital Amount. The Delivered Capital Amount includes cash or cash equivalents delivered or committed to Churchill, CorpAcq, PubCo or any of their respective subsidiaries in connection with certain qualifying capital raising transactions (whether debt, equity or otherwise) consummated following the date of the Merger Agreement through and including the day that is 30 days following the Closing.

In addition to the Non-Redemption Agreements, Ordinary Share Subscription Agreements and Sponsor Ordinary Shares Subscription Agreement, PubCo, CorpAcq and Churchill may seek to engage in additional capital raising transactions with certain third parties, on terms to be agreed (the “Additional Capital Raising Transactions”).

The PIPE Subscription Purchase Price and Sponsor Subscription Purchase Price to be paid in connection with the Non-Redemption, PIPE Investment and Sponsor Investment (if any) (in addition to the funds available in the Trust Account (net of any Churchill Stockholder Redemptions and funds in the Trust Account subject to Non-Redemption Shares (if any)), and the Churchill Facilitated Refinancing Amount (as described in the Definitive Proxy Statement)), will constitute, and the proceeds from any Additional Capital Raising Transactions, to the extent such proceeds qualify pursuant to the Merger Agreement, are expected to constitute cash or cash equivalents anticipated to be delivered or committed to Churchill, CorpAcq, PubCo or any of their respective subsidiaries that will be included in the calculation of Closing Seller Cash Consideration, the Closing Seller Share Consideration, the Earnout Shares, the Retirement Founder Shares and BermudaCo Redeemable Shares.

Redemption Sensitivity Analysis

The issuance of Post-Combination Company securities in the Business Combination, including the Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares, as part of the Non-Redemption, PIPE Investment and Sponsor Investment (if any) and the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions (if any), will dilute the equity interests of Holders of Churchill Class A Common Stock (“Churchill Public Stockholders”) and may adversely affect prevailing market prices for the Post-Combination Company securities.

In particular, Churchill Public Stockholders may experience dilution from several sources to varying degrees in connection with and after the Business Combination, including:

•	the issuance of Post-Combination Company securities as part of the Closing Seller Share Consideration and Earnout Shares in connection with the consummation of the Business Combination;

•	the issuance of Post-Combination Company Ordinary A1 Shares as Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares as part of the Non-Redemption, PIPE Investment and Sponsor Investment (if any);

•	the issuance, conversion or exercise of Post-Combination Company securities in connection with any Additional Capital Raising Transactions;

•	the exercise of Post-Combination Company Warrants or the conversion of Post-Combination Company Class C Shares, as applicable;

•	the issuance of Post-Combination Company Ordinary A1 Shares under the Omnibus Incentive Plan; and

•	the issuance of Post-Combination Company Ordinary A1 Shares under the Non Employee Plan.

The issuance of Post-Combination Company securities in connection with the Business Combination, including through any of the foregoing, could have the following effects for Churchill Public Stockholders who elect not to redeem their shares of Churchill Class A Common Stock:

•	their proportionate ownership interest in the Post-Combination Company will decrease;

•	the amount of cash available per Post-Combination Company Ordinary A1 Share, including for payment of dividends in the future, may decrease;

•	the relative voting strength of each previously outstanding share of Churchill Class A Common Stock will be diminished;

•	the trading volume in Post-Combination Company public securities may fluctuate and cause significant price variations to occur; and

•	the market price of the Post-Combination Company public securities, as applicable, may decline.

The following table illustrates varying levels of holdings of Post-Combination Company Ordinary Shares and Post-Combination Company B Shares in the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario (each as defined below), taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued for an aggregate PIPE Subscription Purchase Price of $350,000,000 and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000. The following table is provided for illustrative purposes only. Percentages or totals may not sum due to rounding.

Holders	No Net Redemption Scenario(1)	% of Total	$500 Million Redemption Scenario(2)	% of Total	Contractual Maximum Redemption Scenario(3)	% of Total
	(millions of shares, except as otherwise indicated)
Post-Combination Company Ordinary A1 Shares – Churchill Public Stockholders (other than Investors) (4)	22.9	13.3%	12.6	7.3%	--	0.0%
Post-Combination Company Ordinary A1 Shares (Non-Redemption Shares, Ordinary Subscribed Shares and Incentive Shares) – Investors (5)	50.0	29.1	50.0	29.0%	50.0	30.1%
Post-Combination Company Ordinary A1 Shares (Sponsor Ordinary Subscribed Shares) – Sponsor (or its affiliates) (6)	1.5	0.9%	1.5	0.9%	1.5	0.9%
Post-Combination Company Ordinary A1 Shares (Closing Seller Share Consideration) – CorpAcq Shareholders(7)	63.1	36.7%	74.0	42.9%	81.2	48.8%
Post-Combination Company Ordinary A2 Shares (“Incremental Earnout Shares”) – CorpAcq Shareholders (8)	8.0	4.7%	7.4	4.3%	7.4	4.4%
Post-Combination Company Ordinary A3 Shares (“Base Earnout Shares”) – CorpAcq Shareholders(9)	14.8	8.6%	16.6	9.6%	17.4	10.5%
Total Post-Combination Company Ordinary Shares – CorpAcq Shareholders(10)	85.9	50.0%	98.0	56.8%	106.0	63.7%
Total Post-Combination Company Ordinary Shares	160.3	93.2%	162.2	93.9%	157.5	94.7%
Exchangeable Units consisting of a BermudaCo Series B-1 Share and a Post-Combination Company B Share – Sponsor	8.0	4.7%	7.4	4.3%	6.6	4.0%
Exchangeable Units consisting of a BermudaCo Series B-2 Share and a Post-Combination Company B Share (“Base Vesting Shares”) – Sponsor(11)	--	--%	--	--%	--	--%
Exchangeable Units consisting of a BermudaCo Series B-3 Share and a Post-Combination Company B Share (“Earn-Out Vesting Shares”) – Sponsor(12)	3.7	2.2%	3.1	1.8%	2.3	1.4%
Total Exchangeable Units – Sponsor(13)	11.7	6.8%	10.5	6.1%	8.8	5.3%
Total Post-Combination Company Ordinary Shares and Post-Combination Company B Shares	172.0	100.0%	172.7	100.0%	166.4	100.0%
Additional Dilution Sources(14)
Post-Combination Company Class C-1 Shares / Post-Combination Company Public Warrants(14)(15)	27.6	13.8%	27.6	13.8%	27.6	14.2%
Post-Combination Company Class C-2 Shares / Post-Combination Company Private Placement Warrants(14)(16)	29.0	14.4%	29.0	14.4%	29.0	14.8%
Total Post-Combination Company Class C Shares / Post-Combination Company Warrants	56.6	24.8%	56.6	24.7%	56.6	25.4%
Non Employee Plan(14)(17)	1.1	0.7%	1.1	0.7%	1.1	0.7%
Omnibus Incentive Plan(14)(18)	17.2	9.1%	17.3	9.1%	16.6	9.1%
Equity Plans(14)(19)	18.3	9.6%	18.4	9.6%	17.7	9.6%
Total Additional Dilution Sources(12)(18)	74.9	30.3%	75.0	30.3%	74.3	30.9%
Effective Outstanding Deferred Discount ($ in millions)(20)	17.9	1.0%	17.9	1.0%	17.9	1.1%

(1)	The “No Net Redemption Scenario” assumes (i) approximately 34.2 million shares of Churchill Class A Common Stock are redeemed by Churchill Public Stockholders in connection with the Stockholder Special Meeting, such that the funds remaining in the Trust Account, plus the Subscription Purchase Price, equals $609 million, (ii) Transaction Expenses (as defined in the Merger Agreement) of $100.6 million, estimated as of March 31, 2024, which includes an estimate of approximately (1) $8.2 million of excise taxes and (2) $4.5 million in potential UK stamp tax charges (calculated as 0.5% of $808.6 million, being the approximate aggregate amount of Closing Seller Share Consideration, Closing Seller Class C-2 Consideration and Closing Seller Cash Consideration under the No Net Redemption Scenario plus approximately $0.43 million of UK stamp tax charges estimated on the 11 million Post-Combination Company Ordinary A3 Shares (Base Earnout Shares) issued at the Closing) (CorpAcq has obtained a valuation of such Post- Combination Company Ordinary A1, A3 and C2 Shares which has been used for these stamp duty estimate purposes and it intends to obtain an updated valuation of such Post-Combination Company Ordinary A1, A3 and C2 Shares as at the Closing) and (iii) the Churchill Facilitated Refinancing Amount will constitute part of the Delivered Capital Amount and Available Cash Amount.

(2)	The “$500 Million Redemption Scenario” assumes (i) approximately 44.4 million shares of Churchill Class A Common Stock are redeemed by Churchill Public Stockholders, such that the funds remaining in the Trust Account, plus the Subscription Purchase Price, equals $500 million, (ii) Transaction Expenses of $100.6 million, estimated as of March 31, 2024, which includes an estimate of approximately (1) $8.2 million of excise taxes and (2) $4.5 million in potential UK stamp tax charges (calculated as 0.5% of $808.6 million, being the approximate aggregate amount of Closing Seller Share Consideration, Closing Seller Class C-2 Consideration and Closing Seller Cash Consideration under the $500 Million Redemption Scenario plus approximately $0.43 million of UK stamp tax charges estimated on the 11 million Post-Combination Company Ordinary A3 Shares (Base Earnout Shares) issued at the Closing) (CorpAcq has obtained a valuation of such Post- Combination Company Ordinary A1, A3 and C2 Shares which has been used for these stamp duty estimate purposes and it intends to obtain a valuation of such Post-Combination Company Ordinary A1, A3 and C2 Shares as at the Closing) and (iii) the Churchill Facilitated Refinancing Amount will constitute part of the Delivered Capital Amount and Available Cash Amount.

(3)	The “Contractual Maximum Redemption Scenario” represents the maximum amount of redemptions that would still enable sufficient cash to satisfy the Minimum Cash Condition and assumes (i) all of the approximately 57.1 million outstanding shares of Churchill Class A Common Stock are redeemed by Churchill Public Stockholders, (ii) Transaction Expenses of $100.6 million, estimated as of March 31, 2024, which includes an estimate of approximately (1) $8.2 million of excise taxes and (2) $4.5 million in potential UK stamp tax charges (calculated as 0.5% of $816.9 million, being the approximate aggregate amount of Closing Seller Share Consideration, Closing Seller Class C-2 Consideration and Closing Seller Cash Consideration under the Contractual Maximum Redemption Scenario plus approximately $0.43 million of UK stamp tax charges estimated on the 11 million Post-Combination Company Ordinary A3 Shares (Base Earnout Shares) issued at the Closing) (CorpAcq has obtained a valuation of such Post- Combination Company Ordinary A1, A3 and C2 Shares which has been used for these stamp duty estimate purposes and it intends to obtain an updated valuation of such Post-Combination Company Ordinary A1, A3 and C2 Shares as at the Closing), (iii) other than the maximum Subscription Purchase Price, no additional cash or cash equivalents are delivered or committed to Churchill, CorpAcq, PubCo or any of their respective subsidiaries in connection with capital raising transactions consummated following the date of the Merger Agreement through and including the day that is 30 days following the Closing, and (iv) the Churchill Facilitated Refinancing Amount will constitute part of the Delivered Capital Amount and Available Cash Amount.

(4)	Represents Post-Combination Company Ordinary A1 Shares to be received by holders of Churchill Class A Common Stock by virtue of the Merger, and is dependent on the level of Churchill Stockholder Redemptions.

(5)	Includes 35 million Ordinary Subscribed Shares and 15 million Incentive Shares.

(6)	Includes 1.5 million Sponsor Ordinary Subscribed Shares and no Incentive Shares.

(7)	Represents Post-Combination Company Ordinary Shares to be received by CorpAcq shareholders as part of the Closing Seller Share Consideration and as consideration for the sale of such holders’ CorpAcq Shares pursuant to the CorpAcq Sale or Drag Along Sale, as applicable, and are subject to adjustment based upon the Delivered Capital Adjustment Amount. Please see the section of the Definitive Proxy Statement entitled “The Merger Agreement — Consideration — Closing Seller Cash Consideration.”

(8)	Represents Post-Combination Company Ordinary A2 Shares to be issued within five days following the final calculation of the Delayed Financing Amount to CorpAcq shareholders as Incremental Earnout Shares and as additional consideration for the sale of such holders’ CorpAcq Shares pursuant to the CorpAcq Sale or Drag Along Sale, as applicable, and the number of which are calculated based upon the Delivered Capital Adjustment Amount (see “CorpAcq Sale” under this Item 8.01). The Post-Combination Company Ordinary A2 Shares will be unvested upon issuance and will vest at such time as the closing price per share of the Post-Combination Company Ordinary A1 Shares exceeds $11.50 for five trading days within any 180 consecutive trading day period on or before five years after the Closing date or otherwise pursuant to the Merger Agreement. Holders of Post-Combination Company Ordinary A2 Shares will be entitled to vote such Post-Combination Company Ordinary A2 Shares (even if unvested), and will be entitled to receive dividends and other distributions with respect to such Post-Combination Company Ordinary A2 Shares prior to vesting, but any such dividends and distributions will only be paid to such holders upon the vesting of such Post-Combination Company Ordinary A2 Shares (and will be forfeited if they do not vest).

(9)	Represents Post-Combination Company Ordinary A3 Shares to be issued at Closing and within five days following final calculation of the Delayed Financing Amount to CorpAcq shareholders, in each case as part of the Base Earnout Shares and as additional consideration for the sale of such holders’ CorpAcq Shares pursuant to the CorpAcq Sale or Drag Along Sale, as applicable. The Post-Combination Company Ordinary A3 Shares will be unvested upon issuance and will vest at such time as the closing price per share of the Post-Combination Company Ordinary A1 Shares exceeds $15.00 for five trading days within any 180 consecutive trading day period on or before five years after the Closing date or otherwise pursuant to the Merger Agreement. Holders of Post-Combination Company Ordinary A3 Shares will be entitled to vote Post-Combination Company Ordinary A3 Shares (even if unvested), but will not be entitled to receive any dividends or distributions with respect to unvested Post-Combination Company Ordinary A3 Shares.

(10)	Represents total Post-Combination Company Ordinary Shares to be received by CorpAcq shareholders.

(11)	The BermudaCo Series B-2 Shares will be unvested at issuance and will vest at such time as the closing price per Post-Combination Company Ordinary A1 Share exceeds $11.50 for five trading days within any 180 consecutive trading day period on or before five years after the Closing date, or otherwise pursuant to the Sponsor Agreement. Holders of Base Vesting Shares will be entitled to vote their Post-Combination Company B Shares, and will be entitled to receive dividends and other distributions with respect to the BermudaCo Series B-2 Shares component of the Base Vesting Shares prior to vesting, but any such dividends and distributions will only be paid to such holders upon the vesting of such BermudaCo Series B-2 Shares (and will be forfeited if they do not vest). No Founder Shares under the No Net Redemption Scenario, $500 Million Redemption Scenario and Contractual Maximum Redemption Scenario will be exchanged at the Closing for unvested Base Vesting Shares after giving effect to the Additional Sponsor Forfeiture.

(12)	The BermudaCo Series B-3 Shares will be unvested at issuance and will vest at such time as the closing price per Post-Combination Company Ordinary A1 Share exceeds $15.00 for five trading days within any 180 consecutive trading day period on or before five years after the Closing date, or otherwise pursuant to the Sponsor Agreement. Holders of Earn-Out Vesting Shares shall be entitled to vote their Post-Combination Company B Shares (even if unvested), but will not be entitled to receive any dividends or distributions with respect to unvested BermudaCo Series B-3 Shares.

(13)	Represents Exchangeable Units to be received by the Sponsor following consummation of the Founder Equity Retirement and in connection with the Founder Share Contribution, which are subject to adjustment based upon the Delivered Capital Adjustment Amount (see “Founder Equity Retirement and Founder Equity Contribution” under this Item 8.01).

(14)	The % of Total with respect to each of additional dilution source set forth in rows (15) through (18) below (each, an “Additional Dilution Source”), including the Total Additional Dilution Sources, includes the full amount of Post-Combination Company Ordinary A1 Shares issued with respect to the applicable Additional Dilution Source in both the numerator and denominator. For example, in the Contractual Maximum Redemption Scenario, the % of Total with respect to the Omnibus Incentive Plan would be calculated as follows: (a) approximately 16.6 million divided by the sum of (b) (i) approximately 16.6 million plus (ii) approximately 166.4 million, resulting in 9.1%.

(15)	This row assumes the conversion of Post-Combination Company Class C-1 Shares or exercise of Post-Combination Company Public Warrants, as applicable, convertible into, or exercisable for, as applicable 27,600,000 Post-Combination Company Ordinary A1 Shares.

(16)	This row assumes the conversion of Post-Combination Company Class C-2 Shares or exercise of Post-Combination Company Private Placement Warrants, as applicable, convertible or exercisable for, as applicable 29,000,000 Post-Combination Company Ordinary A1 Shares, and includes 15,000,000 Post-Combination Company Class C-2 Shares in respect of the Closing Seller Class C-2 Consideration.

(17)	This row assumes the issuance of all Post-Combination Company Ordinary A1 Shares reserved for issuance under the Non Employee Plan at Closing, the current maximum of which is anticipated to be approximately 1.1 million in each of the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, in each case, assuming no Additional Shares are outstanding as of immediately after Closing, but excluding all Post-Combination Company Warrants and Post-Combination Company Class C Shares.

(18)	This row assumes the issuance of all Post-Combination Company Ordinary A1 Shares reserved for issuance under the Omnibus Incentive Plan at Closing, which is anticipated to be approximately 17.2 million, assuming the No Net Redemption Scenario, approximately 17.3 million, assuming the $500 Million Redemption Scenario and approximately 16.6 million, assuming the Contractual Maximum Redemption Scenario, in each case, assuming no Additional Shares are outstanding as of immediately after Closing, but excluding all Post-Combination Company Warrants and Post-Combination Company Class C Shares.

(19)	This row assumes the issuance of all Post-Combination Company Ordinary A1 Shares reserved for issuance under the Equity Plans at Closing, the current maximum of which is anticipated to be approximately 18.3 million, assuming the No Net Redemption Scenario, approximately 18.4 million, assuming the $500 Million Redemption Scenario and approximately 17.7 million, assuming the Contractual Maximum Redemption Scenario, in each case assuming no Additional Shares are outstanding as of immediately after Closing, but excluding all Post-Combination Company Warrants and Post-Combination Company Class C Shares.

(20)	This row assumes the issuance of all Post-Combination Company Ordinary Shares in connection with each of the Additional Dilution Sources.

(21)	Reflects the outstanding deferred underwriting commissions of $17,931,375 incurred in connection with Churchill’s initial public offering (the “Churchill IPO”) (after taking into account amounts waived by underwriters of the Churchill IPO as of the date of this Current Report) and is calculated as a percentage over: (a) Total Post-Combination Company Ordinary Shares and Post-Combination Company B Shares, multiplied by (b) $10.00. See the section of the Definitive Proxy Statement entitled “The Business Combination — Waiving Underwriters” and the risk factor entitled “The Waiving Underwriters were to be compensated in part on a deferred basis for already-rendered underwriting services in connection with the Churchill IPO, yet each of the Waiving Underwriters waived its entitlement to such compensation and disclaimed any responsibility for this proxy statement/ prospectus” for more information.

Weighted Average Purchase Price

Taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming approximately $609 million is available for redemption (based on a Trust Account Balance of $611,787,389 as of March 31, 2024), an aggregate maximum of 15 million Incentive Shares are issued pursuant to Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000, and a Sponsor Investment for a Sponsor Subscription Purchase Price of $15,000,000:

•	In the No Net Redemption Scenario, the weighted average purchase price per Post-Combination Company Ordinary A1 Share payable by Churchill Public Stockholders, Investors and Sponsor (or its affiliates), is $8.19 per share;

•	In the $500 Million Redemption Scenario, the weighted average purchase price per Post-Combination Company Ordinary A1 Share payable by Churchill Public Stockholders and Investors (including Sponsor (or its affiliates)), is $7.79 per share; and

•	In the Contractual Maximum Redemption Scenario, the weighted average purchase price per Post-Combination Company Ordinary A1 Share payable by Churchill Public Stockholders and Investors (including Sponsor (or its affiliates)), is $7.09 per share.

Based on the assumptions stated above, in the event that the maximum 15 million Incentive Shares are issued, but the aggregate PIPE Subscription Purchase Price is greater or less than $350,000,000, the weighted average per share purchase price will be correspondingly higher or lower, respectively.

Net Cash Per Share

The estimated net cash per share of Churchill’s Class A Common Stock that is being contributed to the Post-Combination Company in the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued pursuant to Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000 is (i) approximately $6.66 per share, $6.15 per share or $5.25 per share, assuming the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, in each case, excluding the impact of Founder Shares that convert into unvested securities in the Business Combination, and (ii) approximately $6.38 per share, $5.89 per share or $5.05 per share, assuming the No Net Redemption Scenario, $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, in each case, including the impact of Founder Shares that convert into unvested securities in the Business Combination. Based on the assumptions stated above, in the event that the maximum 15 million Incentive Shares are issued, but the PIPE Subscription Purchase Price is greater or less than $350,000,000, the net cash per share will be correspondingly lower or higher, respectively.

The estimated net cash per share of Churchill Class A Common Stock that is being contributed to the combined company is calculated as the quotient of (a) (i) the amount of funds in the Trust Account (net of Churchill Stockholder Redemptions) plus a PIPE Subscription Purchase Price of $350,000,000 plus a Sponsor Subscription Purchase Price of $15,000,000, aggregating to approximately $609 million, $500 million or $365 million, assuming the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, minus (ii) the amount of estimated Churchill Transaction Expenses (as defined in the Merger Agreement) of approximately $53.0 million (which includes approximately $14.0 million of deferred underwriting commission estimated to be payable at the time of Closing), minus (iii) the aggregate market value of the Churchill Warrants of $7,072,000 (calculated as the trading price of one Churchill Public Warrant of $0.17 as of the record date for the Stockholder Special Meeting, multiplied by an aggregate of 41,600,000 Churchill Warrants anticipated to be outstanding the Closing and following the Founder Equity Retirement), divided by (b) (i) an aggregate of approximately 22.9 million, 12.6 million or 0 shares of Churchill Class A Common Stock anticipated to be outstanding as of immediately prior to the Effective Time assuming the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, plus (ii) 35 million Ordinary Subscribed Shares, plus (iii) 15 million Incentive Shares plus (iv) 1.5 million Sponsor Ordinary Subscribed Shares plus (v)(x) an aggregate of approximately 8.0 million, 7.4 million or 6.6 million Founder Shares anticipated to be outstanding at the Closing and following the Founder Equity Retirement, assuming the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, in each case, excluding Founder Shares that convert into unvested securities in the Business Combination, or (y) an aggregate of approximately 11.7 million, 10.5 million or 8.8 million Founder Shares anticipated to be outstanding at the Closing and following the Founder Equity Retirement, assuming the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, respectively, in each case, including Founder Shares that convert into unvested securities in the Business Combination.

The estimated net cash per share of Churchill Class A Common Stock that is being contributed to the Post-Combination Company in the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario and both including and excluding the impact of Founder Shares that convert into unvested securities in the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued pursuant to Non-Redemption Agreements and/or Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000 and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000, is less than the $10.00 per share ascribed to such shares in the Merger Agreement or the amount per share that holders of Churchill’s Class A Common Stock would be entitled to receive upon exercise of their redemption rights (which, for illustrative purposes, was approximately $10.80 per share as of June 18, 2024, the record date for the Stockholder Special Meeting).

	No Net Redemption Scenario(1)	$500 Million Redemption Scenario(2)	Contractual Maximum Redemption Scenario(3)
	(millions of dollars or shares, unless per share or warrant numbers or otherwise indicated; totals may not add due to rounding)
Trust Account, PIPE Subscription Purchase Price and Sponsor Purchase Subscription Purchase Price(4)	$609	$500	$365
Churchill Transaction Expenses (excluding deferred underwriting commissions)(5)	$39.0	$39.0	$39.0
Estimated deferred underwriting commissions(6)	$14.0	$14.0	$14.0
Churchill Transaction Expenses(7)	$53.0	$53.0	$53.0
Net cash proceeds to Post-Combination Company	$556	$447	$312
Total Churchill Warrants	41.6	41.6	41.6
Trading price per Churchill Public Warrant (as of the record date)	$0.17	$0.17	$0.17
Shares of Churchill Class A Common Stock	22.9	12.6	0
Ordinary Subscribed Shares	35	35	35
Incentive Shares	15	15	15
Sponsor Ordinary Subscribed Shares	1.5	1.5	1.5
Founder Shares (excluding Founder Shares that convert into unvested securities in the Business Combination)	8.0	7.4	6.6
Net cash per share	$6.66	$6.15	$5.25
Founder Shares (including Founder Shares that convert into unvested securities in the Business Combination)(8)	11.7	10.5	8.8
Net cash per share	$6.38	$5.89	$5.05

(1)	See footnote (1) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the No Net Redemption Scenario.

(2)	See footnote (2) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the $500 Million Redemption Scenario.

(3)	See footnote (3) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the Contractual Maximum Redemption Scenario.

(4)	Includes funds in the Trust Account subject to the Non-Redemption Shares. As of March 31, 2024, there was $611,787,389 in the Trust Account (of which approximately $609 million is available for redemption).

(5)	Churchill Transaction Expenses (excluding deferred underwriting commissions) to be paid at Closing, estimated as of March 31, 2024, including $8,162,810 in excise tax.

(6)	Aggregate amount of deferred underwriting commissions that Churchill estimates as of March 31, 2024, would be payable at the time of Closing (after taking into account amounts estimated to be waived by underwriters in the Churchill IPO). As of the date of this Current Report, BofA Securities, Inc., J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC (collectively, the “Waiving Underwriters”) have waived any claim to deferred underwriting fees payable pursuant to that certain Underwriting Agreement, dated as of February 11, 2021, by and among Churchill and Citigroup Global Markets Inc. (“Citi”), as representative of the underwriters (the “Underwriting Agreement”) in connection with certain underwriting services performed in connection with the Churchill IPO, which would result in a total of $48,300,000 in deferred underwriting fees being payable upon the consummation of an initial business combination. As of the date of this Current Report, the Waiving Underwriters have waived any claim to deferred underwriting fees equal to an amount of $30,368,625 that would otherwise be payable pursuant to the Underwriting Agreement in connection with the Waiving Underwriter’s underwriting services in connection with the Churchill IPO. Please see the section of the Definitive Proxy Statement entitled “The Business Combination — Waiving Underwriters” and “Sources and Uses” below.

(7)	Aggregate of all Churchill’s Transaction Expenses (including deferred underwriting commissions) to be paid at Closing, estimated as of March 31, 2024.

(8)	Includes approximately 3.7 million Founder Shares under the No Net Redemption Scenario, approximately 3.1 million Founder Shares under the $500 Million Redemption Scenario and approximately 2.3 million Founder Shares under the Contractual Maximum Redemption Scenario that will be exchanged at the Closing for unvested Earnout Vesting Shares. See footnote (11) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for more detail on Earnout Vesting Shares. No Founder Shares under the No Net Redemption Scenario, $500 Million Redemption Scenario and Contractual Maximum Redemption Scenario will be exchanged at the Closing for unvested Base Vesting Shares after giving effect to the Additional Sponsor Forfeiture. See footnote (12) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for more detail on Base Vesting Shares.

Economic and Voting Ownership Interests following the Closing

It is anticipated that, upon consummation of the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, and assuming an aggregate maximum of 15 million Incentive Shares are issued pursuant to Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000, that the Post-Combination Company Ordinary A2 Shares, Post-Combination Company Ordinary A3 Shares, BermudaCo Series B-2 Shares and BermudaCo Series B-3 Shares are not vested as of Closing, and excluding the impact of the Additional Dilution Sources (as well as any Post-Combination Company securities in connection with any Additional Capital Raising Transactions):

•	In the No Net Redemption Scenario:

•	Churchill Public Stockholders (excluding the Investors) will have an economic interest of approximately 14.9% and a voting interest of approximately 13.3% of the Post-Combination Company by virtue of their ownership of Churchill Class A Common Stock;

•	The Investors will have an economic interest of approximately 32.6% and voting interest of approximately 29.1% of the Post-Combination Company by virtue of its ownership of the Non-Redemption Shares, the PIPE Shares and the Incentive Shares (as applicable);

•	The Sponsor (and its affiliates) will have an economic interest (inclusive of its economic interests in BermudaCo) of approximately 6.2% and voting interest of approximately 7.7% of the Post-Combination Company by virtue of its ownership of Founder Shares and Sponsor Ordinary Subscribed Shares; and

•	The CorpAcq shareholders will have an economic interest of approximately 41.1% (or, including the Post-Combination Company Ordinary A2 Shares, 46.3%) and voting interest of approximately 50.0% of the Post-Combination Company.

•	In the $500 Million Redemption Scenario:

•	Churchill Public Stockholders (excluding the Investors) will have an economic interest of approximately 8.3% and a voting interest of approximately 7.3% of the Post-Combination Company by virtue of their ownership of Churchill Class A Common Stock;

•	The Investors will have an economic interest of approximately 32.7% and voting interest of approximately 29.0% of the Post-Combination Company by virtue of its ownership of the Non-Redemption Shares, the PIPE Shares and the Incentive Shares (as applicable);

•	The Sponsor (and its affiliates) will have an economic interest (inclusive of its economic interests in BermudaCo) of approximately 5.8% and voting interest of approximately 6.9% of the Post-Combination Company by virtue of its ownership of Founder Shares and Sponsor Ordinary Subscribed Shares; and

•	The CorpAcq shareholders will have an economic interest of approximately 48.4% (or, including the Post-Combination Company Ordinary A2 Shares, 53.2%) and voting interest of approximately 56.8% of the Post-Combination Company.

•	In the Contractual Maximum Redemption Scenario:

•	Churchill Public Stockholders (excluding the Investors) will have an economic interest of approximately 0.0% and a voting interest of approximately 0.0% of the Post-Combination Company by virtue of their ownership of Churchill Class A Common Stock;

•	The Investors will have an economic interest of approximately 34.1% and voting interest of approximately 30.1% of the Post-Combination Company by virtue of its ownership of the Non-Redemption Shares, the PIPE Shares and the Incentive Shares (as applicable);

•	The Sponsor (and its affiliates) will have an economic interest (inclusive of its economic interests in BermudaCo) of approximately 5.5% and voting interest of approximately 6.2% of the Post-Combination Company by virtue of its ownership of Founder Shares and Sponsor Ordinary Subscribed Shares; and

•	The CorpAcq shareholders will have an economic interest of approximately 55.4% (or, including the Post-Combination Company Ordinary A2 Shares, 60.4%) and voting interest of approximately 63.7% of the Post-Combination Company.

Sources and Uses

The following tables summarize the sources and uses for funding the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued for an aggregate PIPE Subscription Purchase Price of $350,000,000 and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000. Totals in the following tables may differ due to rounding.

No Net Redemption Scenario(1)(2)

Sources		Uses
Trust Account(1)	$244.1	Cash to Post-Combination Company	$128.6
PIPE Subscription Purchase Price	$350.0	CorpAcq Preferred Redemption Amount(3)	$207.2
Sponsor Subscription Purchase Price	$15.0	Transaction Expenses(4)	$100.6
CorpAcq Rollover(3)	$631.1	Closing Seller Cash Consideration(5)	$172.7
		CorpAcq Rollover(3)	$631.1
Total Sources	$1,240.2	Total Uses	$1,240.2

(1)	See footnote (1) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the No Net Redemption Scenario.

(2)	Amount represents Closing Seller Share Consideration and Closing Seller Class C-2 Consideration, but does not include any Earnout Shares (and assumes such shares shall be unvested as at Closing).

(3)	Includes approximately $36 million to redeem CorpAcq Preferred Shares assuming a redemption date of December 31, 2023, which is calculated based on Minimum ROI (as defined in the CorpAcq Articles) to holders of CorpAcq Preferred Shares. Assumes an exchange rate of U.S. $ to U.K. £ of 1.286:1

(4)	Estimated as of March 31, 2024. See footnote (2) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to Transaction Expenses under the No Net Redemption Scenario.

(5)	Calculated to exclude the Churchill Facilitated Refinancing Amount. CorpAcq intends to exercise its discretion to reduce the Closing Seller Cash Consideration to disregard this amount, in part because the Churchill Facilitated Refinancing Amount would not be available to pay Closing Seller Cash Consideration under the terms of the 2024 Facilities.

$500 Million Redemption Scenario(1)(2)

Sources		Uses
Trust Account(1)	$135.0	Cash to Post-Combination Company	$128.6
PIPE Subscription Purchase Price	$350.0	CorpAcq Preferred Redemption Amount(3)	$207.2
Sponsor Subscription Price	$15.0	Transaction Expenses(4)	$100.6
CorpAcq Rollover(3)	$740.2	Closing Seller Cash Consideration(5)	$63.6
		CorpAcq Rollover(3)	$740.2
Total Sources	$1,240.2	Total Uses	$1,240.2

(1)	See footnote (2) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the $500 Million Redemption Scenario.

(2)	Amount represents Closing Seller Share Consideration and Closing Seller Class C-2 Consideration but does not include any Earnout Shares (and assumes such shares shall be unvested as at Closing).

(3)	Includes approximately $36 million to redeem CorpAcq Preferred Shares assuming a redemption date of December 31, 2023, which is calculated based on Minimum ROI to holders of CorpAcq Preferred Shares. Assumes an exchange rate of U.S. $ to U.K. £ of 1.286:1.

(4)	Estimated as of March 31, 2024. See footnote (2) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to Transaction Expenses under the $500 Million Redemption Scenario.

(5)	Calculated to exclude the Churchill Facilitated Refinancing Amount. CorpAcq intends to exercise its discretion to reduce the Closing Seller Cash Consideration to disregard this amount, in part because the Churchill Facilitated Refinancing Amount would not be available to pay Closing Seller Cash Consideration under the terms of the 2024 Facilities.

Contractual Maximum Redemption Scenario(1)(2)

Sources		Uses
Trust Account(1)	$0.0	Cash to Post-Combination Company	$57.2
PIPE Subscription Purchase Price	$350.0	CorpAcq Preferred Redemption Amount(3)	$207.2
Sposor Subscription Purchase Price	$15.0	Transaction Expenses(4)	$100.6
CorpAcq Rollover(3)	$812.1	Closing Seller Cash Consideration(5)	$0.0
		CorpAcq Rollover(3)	$812.1
Total Sources	$1,177.1	Total Uses	$1,177.1

(1)	See footnote (3) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to the Contractual Maximum Redemption Scenario.

(2)	Amount represents Closing Seller Share Consideration and Closing Seller Class C-2 Consideration, but does not include any Earnout Shares (and assumes such shares shall be unvested as at Closing).

(3)	Includes approximately $36 million to redeem CorpAcq Preferred Shares assuming a redemption date of December 31, 2023, which is calculated based on Minimum ROI (as defined in the CorpAcq Articles) to holders of CorpAcq Preferred Shares. Assumes an exchange rate of U.S. $ to U.K. £ of 1.286:1.

(4)	Estimated as of March 31, 2024. See footnote (3) to the table under “Redemption Sensitivity Analysis” of this Item 8.01 for assumptions relating to Transaction Expenses under the Contractual Maximum Redemption Scenario.

(5)	Calculated to exclude the Churchill Facilitated Refinancing Amount. CorpAcq intends to exercise its discretion to reduce the Closing Seller Cash Consideration to disregard this amount, in part because the Churchill Facilitated Refinancing Amount would not be available to pay Closing Seller Cash Consideration under the terms of the 2024 Facilities.

Certain Engagements in Connection with the Non-Redemption and PIPE Investment

Citi was engaged by Churchill as its capital markets advisor in connection with the Business Combination. Citi is also acting as placement agent to CorpAcq with respect to the PIPE Investment and Sponsor Investment. After carefully considering with their respective boards and legal counsel the potential benefits of engaging Citi for both roles, Churchill and CorpAcq each consented to Citi’s role as capital markets advisor to Churchill in connection with the Business Combination and as placement agent to CorpAcq in connection with the PIPE Investment and Sponsor Investment and waived any potential conflicts in connection with those dual roles.

For Citi’s role as placement agent, CorpAcq will pay a placement fee (the “Placement Fee”) based on a percentage of the gross proceeds of the Ordinary Subscribed Shares subscribed for by certain investors and Sponsor Ordinary Subscribed Shares in the PIPE Investment and Sponsor Investment. Citi has agreed that, if the Business Combination is consummated, CorpAcq will be entitled to a credit against the Placement Fee to the extent of the deferred underwriting commissions paid to Citi upon consummation of the Business Combination.

CorpAcq has agreed to reimburse Citi, in its capacity as placement agent, for all documented, reasonable out-of-pocket expenses incurred in connection with the PIPE Investment and Sponsor Investment, including any reasonable attorneys’ fees, irrespective of the consummation of the PIPE Investment and Sponsor Investment, and to indemnify Citi and certain related parties against liabilities, including liabilities under federal securities laws, in each case in connection with, as a result of, or relating to this engagement.

DTC Matters and Future Resales of Ordinary Subscribed Shares and Incentive Shares

The Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares (if any) cannot and will not initially be eligible for deposit and clearing within the Depository Trust Company (“DTC”) system because they will have restrictive legends on them and will instead be deposited into a depositary receipts system operated by Computershare Trust Company, N.A., the Post-Combination Company’s transfer agent. Each of the Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares (if any) will have restrictive legends on them related to being issued pursuant to a private placement.

The Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares (if any) may be transferred from that depositary receipts system into the DTC system as and when the restrictions applicable to such securities and preventing their entry into the DTC system are removed. It is expected that the Post-Combination Company will remove certain of these restrictive legends shortly after the Closing upon the filing of resale registration statements, but any other restrictive legends may not be removed until certain conditions are met (e.g., the expiration of the lock-up or other restrictions). The Post-Combination Company is still in the process of negotiating the final terms of the SEAS with DTC and intends to file the SEAS as an exhibit to its Form 20-F that will be filed within four business days of the Closing.

In addition, and pursuant to the Non-Redemption Agreements, Ordinary Share Subscription Agreements and Sponsor Ordinary Share Subscription Agreement, the Ordinary Subscribed Shares, Incentive Shares and Sponsor Ordinary Subscribed Shares will be entitled to registration rights. Such Ordinary Subscribed Shares and Incentive Shares are not anticipated to be subject to any lock-up restrictions. The Sponsor Ordinary Subscribed Shares to be purchased by Sponsor (or its affiliates) will be subject to lock-up restrictions. Thus, upon the effectiveness of any registration statement that the Post-Combination Company files pursuant to the Non-Redemption Agreements, the Ordinary Shares Subscription Agreements and Sponsor Ordinary Shares Subscription Agreement, in a registered offering of securities pursuant to the Securities Act, or otherwise in accordance with Rule 144 promulgated under the Securities Act, and the expiration of any applicable lock-up restrictions the Committed Stockholders, the PIPE Investors and Sopnsor (or its affiliates), and certain other significant shareholders, may sell large amounts of the Post-Combination Company Public Securities in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in the trading price of the Post-Combination Company Public Securities or putting significant downward pressure on the price of the Post-Combination Company Public Securities. For more information on restrictions applicable to certain of the Post-Combination Company Securities, see the section of the Definitive Proxy Statement entitled “Shares Eligible for Future Sale ”.

The Post-Combination Company cannot predict the size of future issuances of the Post-Combination Company Public Securities or the effect, if any, that future issuances and sales of shares of the Post-Combination Company Public Securities will have on the market price of the Post-Combination Company Public Securities. Sales of substantial amounts of the Post-Combination Company Public Securities (including those issued in connection with the Business Combination, the Non-Redemption, and the PIPE Investment), or the perception that such sales could occur, may adversely affect prevailing market prices of the Post-Combination Company Public Securities.

U.K. City Code on Takeovers and Mergers

As previously disclosed, the U.K. City Code on Takeovers and Mergers (the “UK Takeover Code”) is expected to apply to the Post-Combination Company. The UK Takeover Code currently applies, among other things, (i) to an offer for a public company whose registered office is in the United Kingdom, the Channel Islands or the Isle of Man and whose securities are admitted to trading on a regulated market or a multilateral trading facility in the United Kingdom or any stock exchange in the Channel Islands or the Isle of Man, or (ii) if the company is a public company and is considered by the Panel on Takeovers and Mergers (the “Takeover Panel”), to have its place of central management and control in the United Kingdom or the Channel Islands or the Isle of Man (in each case, a “UK Code Company”).

Upon completion of the Business Combination, the Post-Combination Company expects a majority of its Board to reside in the United Kingdom. Therefore, based upon its current and intended plans for its directors and management and the current provisions of the UK Takeover Code, the Post-Combination Company anticipates that it will be a UK Code Company. The implications of this have previously been disclosed.

On July 31, 2024, the Takeover Panel closed a consultation (PCP 2024/1) on a proposal to narrow the scope of the UK Takeover Code such that it would cease to apply to public companies referred to in sub-paragraph (ii) above (being public companies that have their place of central management and control in the United Kingdom or the Channel Islands or the Isle of Man but whose securities are not admitted to trading on a regulated market or a multilateral trading facility in the United Kingdom or any stock exchange in the Channel Islands or the Isle of Man). If this proposal is adopted, it is expected that it will come into force later in 2024.

If this proposal is implemented in the manner currently proposed, the Post-Combination Company will become a “transition company” and, following a transitional period of three years from the date of implementation of the new provisions, cease to be subject to the UK Takeover Code unless it otherwise satisfies the new jurisdictional requirements by, for example, having its securities admitted to trading on a regulated market in the United Kingdom. During the three-year transition period, the UK Takeover Code will continue to apply to the Post-Combination Company as previously disclosed. In particular, during the transition period, Rule 9 of the UK Takeover Code will continue to apply to the Post-Combination Company and any acquisition of Ordinary Shares by members of the CorpAcq Concert Party would be subject to the provisions of Rule 9 save to the extent that the Takeover Panel agrees to waive any obligation that may arise.

Following admission to listing and assuming the issue of both the Incentive Shares in connection with the Non-Redemption and the PIPE Investment, the maximum number of Earnout Shares, and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000 (taking into account the Additional Sponsor Forfeiture as described under “Non-Redemption Agreements—Additional Sponsor Forfeiture” of this Item 8.01), the members of the CorpAcq Concert Party will be interested in Post-Combination Company Ordinary Shares, representing the percentage voting rights of the Post-Combination Company, as indicated below:

Redemption Scenario	No. of Post- Combination Company Ordinary Shares on admission to listing	Percentage of Voting Rights of Post-Combination Company on admission to listing
No Net Redemption Scenario	60,195,628	35.0%
$500 Million Redemption Scenario	68,676,722	39.8%
Contractual Maximum Redemption Scenario	74,294,963	44.7%

Following admission to listing, the members of the CorpAcq Concert Party will also be interested in 15,000,000 Post-Combination Company Class C-2 Shares.

In addition, the maximum number of share awards and/or option awards to be held by members of the CorpAcq Concert Party in or over Post-Combination Company Ordinary A1 Shares and Post-Combination Company Class C-2 Shares under the Incentive Plans is currently expected to be 24,505,569.

Assuming (i) full vesting and conversion of the Earnout Shares; (ii) the conversion of all Post- Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares on a 1:1 basis, including any acquired under the Incentive Plans; (iii) all Post-Combination Company Ordinary A1 Shares available under the Incentive Plans are acquired only by those members of the CorpAcq Concert Party who are able to participate under those plans (which will not be the case in practice); and (iv) that no other person converts any convertible securities or exercises any options or any other right to acquire shares in the Post-Combination Company, the members of the CorpAcq Concert Party would be interested in Post-Combination Company Ordinary Shares, representing the percentage voting rights of the Post-Combination Company, as indicated below:

Redemption Scenario	No. of Post-Combination Company Ordinary Shares in the enlarged share capital	Percentage of Voting Rights of Post-Combination Company in the enlarged share capital
No Net Redemption Scenario	87,903,509	35.8%
$500 Million Redemption Scenario	96,453,174	39.1%
Contractual Maximum Redemption Scenario	101,442,676	42.3%

The table set out below assumes the No Net Redemption Scenario and shows the respective individual interests in Post-Combination Company Ordinary Shares of members of the CorpAcq Concert Party: (a) on admission to listing, and (b) assuming (i) the vesting and conversion of the Earnout Shares, (ii) the conversion of Post-Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares, including any acquired under the Incentive Plans, and (iii) all Post- Combination Company Ordinary A1 Shares available under the Incentive Plans are acquired by those members of the CorpAcq Concert Party who are able to participate under those plans.

No Net Redemption Scenario

Name	No. of Post- Combination Company Ordinary Shares on admission to listing(1)	Percentage of Post- Combination Company Ordinary Shares on admission to listing(1)	No. of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)		Percentage of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)
Orange UK Holdings Limited	51,094,529	29.7%	60,015,377		24.4%
Kathy Parums	2,061,387	1.2%	2,421,295		1.0%
David Martin(3)	1,542,955	0.9%	1,812,347		0.7%
Trustee of the CorpAcq Limited Employee Benefit Trust	5,496,757	3.2%	—		—
Awards assumed to be granted by CorpAcq Group Plc outside of the Equity Plans to eligible members of the CorpAcq Concert Party	—	—	6,456,463	(4)	2.6	%(4)
Awards to be granted under the Omnibus Incentive Plan to eligible members of the CorpAcq Concert Party	—	—	17,198,027	(5)	7.0	%(5)
TOTAL	60,195,628	35.0%	87,903,509		35.8%

(1)	Represents Post-Combination Company Ordinary Shares to be received by CorpAcq Shareholders as part of the Closing Seller Share Consideration and assumes that the maximum number of Earnout Shares are issued to all Sellers.

(2)	Assumes (i) full vesting and conversion of the Earnout Shares; (ii) the conversion of all Post- Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares on a 1:1 basis, including any acquired under the Equity Plans; (iii) all Post- Combination Company Shares available under those Equity Plans are acquired only by those members of the CorpAcq Concert Party who are able to participate under those plans (which will not be the case in practice and is included solely to illustrate the maximum interests of those members); and (iv) that no other person converts any convertible securities or exercises any options or any other right to acquire shares in the Post-Combination Company.

(3)	Includes the interests of David Martin’s wife and son.

(4)	The allocation of awards by CorpAcq Group Plc under this arrangement will not be known until post- admission to listing. The potential beneficiaries are employees of CorpAcq Limited and their relatives and dependants and include David Martin, Stephen Scott, Nicholas Cattell and Stuart Kissen, but exclude Simon Orange and companies controlled by him and persons closely associated with him. The Trustee cannot, and will not, receive any awards under the arrangement. It is assumed for the purpose of this disclosure that all awards will be made to those members of the CorpAcq Concert Party who are eligible to participate in this arrangement (which will not be the case in practice and is included solely to illustrate the maximum interests of those members).

(5)	The Omnibus Incentive Plan is an incentive scheme pursuant to which various types of US style share incentive awards can be made. Its potential beneficiaries include David Martin, Stephen Scott, Nicholas Cattell, Stuart Kissen and Simon Orange. It is assumed for the purpose of this disclosure that all awards under the Omnibus Incentive Plan will be made to those members of the CorpAcq Concert Party (which will not be the case in practice and is included solely to illustrate the maximum interests of those members). Again, the Trustee cannot, and will not, receive any awards under this scheme.

The table set out below assumes the $500 Million in Trust Redemption Scenario and shows the respective individual interests in Post-Combination Company Ordinary Shares of members of the CorpAcq Concert Party: (a) on admission to listing, and (b) assuming (i) the vesting and conversion of the Earnout Shares, (ii) the conversion of Post-Combination Company Class C-2 Shares directly or indirectly into Post- Combination Company Ordinary A1 Shares, including any acquired under the Equity Plans, and (iii) all Post-Combination Company Ordinary A1 Shares available under the Equity Plans are acquired by those members of the CorpAcq Concert Party who are able to participate under those plans.

$500 Million Redemption Scenario

Name	No. of Post- Combination Company Ordinary Shares on admission to listing(1)	Percentage of Post- Combination Company Ordinary Shares on admission to listing(1)	No. of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)		Percentage of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)
Orange UK Holdings Limited	58,286,979	33.8%	67,206,669		27.3%
Kathy Parums	2,351,564	1.4%	2,711,425		1.1%
David Martin(3)	1,760,152	1.0%	2,029,510		0.8%
Trustee of the CorpAcq Limited Employee Benefit Trust	6,278,026	3.6%	—		—
Awards assumed to be granted by CorpAcq Group Plc outside of the Equity Plans to eligible members of the CorpAcq Concert Party	—	—	7,238,756	(4)	2.9	%(4)
Awards to be granted under the Omnibus Incentive Plan to eligible members of the CorpAcq Concert Party	—	—	17,266,813	(5)	7.0	%(5)
TOTAL	68,676,722	39.8%	96,453,174		39.1%

(1)	Represents Post-Combination Company Ordinary Shares to be received by CorpAcq Shareholders as part of the Closing Seller Share Consideration and assumes that the maximum number of Earnout Shares are issued to all Sellers.

(2)	Assumes (i) full vesting and conversion of the Earnout Shares; (ii) the conversion of all Post- Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares on a 1:1 basis, including any acquired under the Equity Plans; (iii) all Post-Combination Company Shares available under those Equity Plans are acquired only by those members of the CorpAcq Concert Party who are able to participate under those plans (which will not be the case in practice and is included solely to illustrate the maximum interests of those members); and (iv) that no other person converts any convertible securities or exercises any options or any other right to acquire shares in the Post-Combination Company.

(3)	Includes the interests of David Martin’s wife and son.

(4)	The allocation of awards by CorpAcq Group Plc under this arrangement will not be known until post- admission to listing. The potential beneficiaries are employees of CorpAcq Limited and their relatives and dependants and include David Martin, Stephen Scott, Nicholas Cattell and Stuart Kissen but exclude Simon Orange and companies controlled by him and persons closely associated with him. The Trustee cannot, and will not, receive any awards under the arrangement. It is assumed for the purpose of this disclosure that all awards will be made to those members of the CorpAcq Concert Party who are eligible to participate in this arrangement (which will not be the case in practice and is included solely to illustrate the maximum interests of those members).

(5)	The Omnibus Incentive Plan is an incentive scheme pursuant to which various types of US style share incentive awards can be made. Its potential beneficiaries include David Martin, Stephen Scott, Nicholas Cattell, Stuart Kissen and Simon Orange. It is assumed for the purpose of this disclosure that all awards under the Omnibus Incentive Plan will be made to those members of the CorpAcq Concert Party (which will not be the case in practice and is included solely to illustrate the maximum interests of those members). Again, the Trustee cannot, and will not, receive any awards under this scheme.

The table set out below assumes the Contractual Maximum Redemption Scenario and shows the respective individual interests in Post-Combination Company Ordinary Shares of members of the CorpAcq Concert Party: (a) on admission to listing, and (b) assuming (i) the vesting and conversion of the Earnout Shares, (ii) the conversion of Post-Combination Company Class C-2 Shares directly or indirectly into Post- Combination Company Ordinary A1 Shares, including any acquired under the Equity Plans, and (iii) all Post-Combination Company Ordinary A1 Shares available under the Equity Plans are acquired by those members of the CorpAcq Concert Party who are able to participate under those plans.

Contractual Maximum Redemption Scenario

Name	No. of Post- Combination Company Ordinary Shares on admission to listing(1)	Percentage of Post- Combination Company Ordinary Shares on admission to listing(1)	No. of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)		Percentage of Post- Combination Company Ordinary Shares in the enlarged voting rights(2)
Orange UK Holdings Limited	63,050,600	37.9%	71,969,506		30.0%
Kathy Parums	2,543,750	1.5%	2,903,579		1.2%
David Martin(3)	1,904,004	1.1%	2,173,338		0.9%
Trustee of the CorpAcq Limited Employee Benefit Trust	6,796,609	4.1%	—		—
Awards assumed to be granted by CorpAcq Group Plc outside of the Equity Plans to eligible members of the CorpAcq Concert Party	—	—	7,758,033	(4)	3.2	%(4)
Awards to be granted under the Omnibus Incentive Plan to eligible members of the CorpAcq Concert Party	—	—	16,638,220	(5)	6.9	%(5)
TOTAL	74,294,963	44.7%	101,442,676		42.3%

(1)	Represents Post-Combination Company Ordinary Shares to be received by CorpAcq Shareholders as part of the Closing Seller Share Consideration and assumes that the maximum number of Earnout Shares are issued to all Sellers.

(2)	Assumes (i) full vesting and conversion of the Earnout Shares; (ii) the conversion of all Post- Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares on a 1:1 basis, including any acquired under the Equity Plans; (iii) all Post- Combination Company Shares available under those Equity Plans are acquired only by those members of the CorpAcq Concert Party who are able to participate under those plans (which will not be the case in practice and is included solely to illustrate the maximum interests of those members); and (iv) that no other person converts any convertible securities or exercises any options or any other right to acquire shares in the Post-Combination Company.

(3)	Includes the interests of David Martin’s wife and son.

(4)	The allocation of awards by CorpAcq Group Plc under this arrangement will not be known until post- admission to listing. The potential beneficiaries are employees of CorpAcq Limited and their relatives and dependants and include David Martin, Stephen Scott, Nicholas Cattell and Stuart Kissen but exclude Simon Orange and companies controlled by him and persons closely associated with him. The Trustee cannot, and will not, receive any awards under the arrangement. It is assumed for the purpose of this disclosure that all awards will be made to those members of the CorpAcq Concert Party who are eligible to participate in this arrangement (which will not be the case in practice and is included solely to illustrate the maximum interests of those members).

(5)	The Omnibus Incentive Plan is an incentive scheme pursuant to which various types of US style share incentive awards can be made. Its potential beneficiaries include David Martin, Stephen Scott, Nicholas Cattell, Stuart Kissen and Simon Orange. It is assumed for the purpose of this disclosure that all awards under the Omnibus Incentive Plan will be made to those members of the CorpAcq Concert Party (which will not be the case in practice and is included solely to illustrate the maximum interests of those members). Again, the Trustee cannot, and will not, receive any awards under this scheme.

Following admission and in each of the No Redemption Scenario, the $500 Million in Trust Redemption Scenario and the Contractual Maximum Redemption Scenario, the members of the CorpAcq Concert Party will be interested in shares carrying more than 30% of the voting rights of the Post- Combination Company but will not hold shares carrying more than 50% of the voting rights of the Post- Combination Company. For so long as they continue to be acting in concert, any increase in their aggregate interest in shares will be subject to the provisions of Rule 9.

The exercise by members of the CorpAcq Concert Party of options under the Equity Plans, the acquisition of Post-Combination Company Ordinary A1 Shares under the Equity Plans and the vesting and conversion of the Earnout Shares and the conversion of their Post-Combination Company Class C-2 Shares directly or indirectly into Post-Combination Company Ordinary A1 Shares would normally trigger an obligation for an offer to be made under Rule 9. However, the Panel has agreed to waive this obligation such that there will be no requirement for an offer to be made in respect of the exercise of such options, acquisition of such shares or conversion of such Post-Combination Company Class C-2 Shares.

Beneficial Ownership of Post-Combination Company Securities

The following table shows the beneficial ownership of Post-Combination Company Ordinary Shares and Exchangeable Units following the consummation of the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued pursuant to Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000 and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000, by:

•	each person known to PubCo who will beneficially own more than 5% of the Post-Combination Company Ordinary Shares and Exchangeable Units issued and outstanding immediately after the consummation of the Business Combination;

•	each person who will become an executive officer or a director of PubCo upon consummation of the Business Combination; and

•	all of the executive officers and directors of the PubCo as a group upon consummation of the Business Combination.

Unless otherwise indicated, PubCo believes that all persons named in the table have sole voting and investment power with respect to all shares beneficially owned by them. Except as otherwise noted herein, the number and percentage of Post-Combination Company Ordinary Shares beneficially owned is determined in accordance with Rule 13d-3 of the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any Post- Combination Company Ordinary Shares as to which the holder has sole or shared voting power or investment power and also any Post-Combination Company Ordinary Shares which the holder has the right to acquire within 60 days of the date of this Current Report through the exercise of any option, warrant or any other right.

The expected beneficial ownership of Post-Combination Company Ordinary Shares and Exchangeable Units following the Business Combination, taking into account the proposed Additional Sponsor Forfeiture, excluding the impact of the issuance of any Post-Combination Company securities in connection with any Additional Capital Raising Transactions, and assuming an aggregate maximum of 15 million Incentive Shares are issued pursuant to Ordinary Shares Subscription Agreements for an aggregate PIPE Subscription Purchase Price of $350,000,000 and 1.5 million Sponsor Ordinary Subscribed Shares are issued for an aggregate Sponsor Subscription Purchase Price of $15,000,000, is based on (i) an aggregate of approximately 172.0 million, 172.7 million and 166.4 million outstanding Post-Combination Company Ordinary Shares and Exchangeable Units, excluding the impact of Post-Combination Company Class C Shares and/or Post-Combination Company Warrants and (ii) an aggregate of approximately 228.6 million, 229.3 million and 223.0 million outstanding Post-Combination Company Ordinary Shares and Exchangeable Units, including the impact of Post-Combination Company Class C Shares and/or Post-Combination Company Warrants.

In each of the No Net Redemption Scenario, the $500 Million Redemption Scenario and the Contractual Maximum Redemption Scenario, the expected beneficial ownership percentages in the below table (i) assume that the Incremental Earnout Shares and the Base Earnout Shares vest within 60 days of the Closing date and (ii) exclude the impact of the Post-Combination Company Ordinary A1 Shares that may be issued under the Equity Plans after they become effective at Closing.

Unless otherwise noted, the business address of each beneficial owner is 1 Goose Green, Altrincham, Cheshire WA14 1DW, United Kingdom.

	No Net Redemption Scenario
	Post-Combination Company Ordinary Shares			Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units, assuming exercise of all Post-Combination Company Warrants and/or Post-Combination Company C Shares
Name of Beneficial Owner	Number (millions)	Percentage		Number (millions)	Percentage	Number (millions)	Percentage	Number (millions)		Percentage
Executive Officers and Directors:
Simon Orange(1)(2)	51.1	29.7%		—	—	51.1	29.7%	60.0	(3)	26.3%
David Martin(4)(5)	1.5	*	%	—	—	1.5	0.9%	1.8	(6)	*
Nicholas Cattell(5)	—	—		—	—	—	—	—		—
Stephen Scott(5)	—	—		—	—	—	—	—		—
Stuart Kissen(5)	—	—		—	—	—	—	—		—
Michael Klein(7)(8)	1.5	*	%	11.7	6.8%	13.2	7.7%	27.2	(9)	11.9%
Stephen Murphy(10)	—	—		—	—	—	—	—		—
All directors and executive officers as a group (7 individuals)	54.1	31.5%		11.7	6.8%	65.8	38.3%	89.0		38.9%
Five Percent or More Holders:
Churchill Sponsor VII LLC (and its affiliates) (7)	1.5	*	%	11.7	6.8%	13.2	7.7%	27.2	(9)	11.9%
Orange UK Holdings Limited(1)	51.1	29.7%		—	—	51.1	33.2%	60.0	(3)	26.3%

*            Less than one percent

(1)	Consists of approximately (i) 37.5 million Post-Combination Company Ordinary A1 Shares (ii) 4.8 million Post-Combination Company Ordinary A2 Shares, and (iii) 8.8 million Post-Combination Company Ordinary A3 Shares.

(2)	Simon Orange is the controlling shareholder of Orange UK Holdings Limited. The shares owned by Orange UK Holdings Limited may also be deemed to be beneficially owned by Mr. Orange.

(3)	Consists of approximately 8.9 million Post-Combination Company Class C-2 Shares.

(4)	Consists of approximately (i) 1.1 million Post-Combination Company Ordinary A1 Shares, (ii) 0.1 million Post-Combination Company Ordinary A2 Shares, and (iii) 0.3 million Post-Combination Company Ordinary A3 Shares.

(5)	Such individual may be deemed to have a pecuniary interest in securities held by an employee benefit trust (the “EBT”), even though such individual is not the “beneficial owner,” as defined in the Exchange Act, of such securities. The EBT will beneficially own less than 5% of the outstanding securities of the Post-Combination Company, and as such the EBT is not included in this table.

(6)	Consists of approximately 0.3 million Post-Combination Company Class C-2 Shares.

(7)	Consists of approximately 8.0 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares) and approximately 3.7 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares).

(8)	Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of the Sponsor. The shares beneficially owned by the Sponsor may also be deemed to be beneficially owned by Mr. Klein.

(9)	Includes 14 million Post-Combination Company Class C-2 Shares.

(10)	Stephen Murphy will have an economic interest in the Exchangeable Units and Post-Combination Company Class C-2 Shares owned by Sponsor as a result of his membership interest in the Sponsor, but will not beneficially own any Exchangeable Units or Post-Combination Company Class C-2 Shares. Such economic interest will include (i) approximately 33,885 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, (ii) no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares), (iii) approximately 15,665 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares) and (iv) approximately 59,479 Post-Combination Company Class C-2 Shares. Stephen Murphy will have no economic interest in the Post-Combination Company Ordinary A1 Shares to be issued in the PIPE Investment.

	$500 Million Redemption Scenario
	Post-Combination Company Ordinary Shares		Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units, assuming exercise of all Post-Combination Company Warrants and/or Post-Combination Company C Shares
Name of Beneficial Owner	Number (millions)	Percentage	Number (millions)	Percentage	Number (millions)	Percentage	Number (millions)		Percentage
Executive Officers and Directors:
Simon Orange(1)(2)	58.3	33.8%	—	—	58.3	33.8%	67.2	(3)	29.3%
David Martin(4)(5)	1.8	1.0%	—	—	1.8	1.0%	2.0	(6)	* %
Nicholas Cattell(5)	—	—	—	—	—	—	—		—
Stephen Scott(5)	—	—	—	—	—	—	—		—
Stuart Kissen(5)	—	—	—	—	—	—	—		—
Michael Klein(7)(8)	1.5	* %	10.5	6.1%	12.0	6.9%	26.0	(9)	11.3%
Stephen Murphy(10)	—	—	—	—	—	—	—		—
All directors and executive officers as a group (7 individuals)	61.5	35.6%	10.5	6.1%	72.0	41.7%	95.2		41.5%
Five Percent or More Holders:
Churchill Sponsor VII LLC (and its affiliates) (7)	1.5	* %	10.5	6.1%	12.0	6.9%	26.0	(9)	11.3%
Orange UK Holdings Limited(1)	58.3	33.8%	—	—	58.3	33.8%	67.2	(3)	29.3%

*            Less than one percent

(1)	Consists of approximately (i) 44.0 million Post-Combination Company Ordinary A1 Shares, (ii) 4.4 million Post-Combination Company Ordinary A2 Shares and (iii) 9.9 million Post-Combination Company Ordinary A3 Shares.

(2)	Simon Orange is the controlling shareholder of Orange UK Holdings Limited. The shares owned by Orange UK Holdings Limited may also be deemed to be beneficially owned by Mr. Orange.

(3)	Consists of approximately 8.9 million Post-Combination Company Class C-2 Shares.

(4)	Consists of approximately (i) 1.3 million Post-Combination Company Ordinary A1 Shares, (ii) 0.1 million Post-Combination Company Ordinary A2 Shares and (iii) 0.3 million Post-Combination Company Ordinary A3 Shares.

(5)	Such individual may be deemed to have a pecuniary interest in securities held by the EBT, even though such individual is not the “beneficial owner,” as defined in the Exchange Act, of such securities. The EBT will beneficially own less than 5% of the outstanding securities of the Post-Combination Company, and as such the EBT is not included in this table.

(6)	Consists of approximately 0.3 million Post-Combination Company Class C-2 Shares.

(7)	Consists of approximately 7.4 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares) and approximately 3.1 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares).

(8)	Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of the Sponsor. The shares beneficially owned by the Sponsor may also be deemed to be beneficially owned by Mr. Klein.

(9)	Includes 14 million Post-Combination Company Class C-2 Shares.

(10)	Stephen Murphy will have an economic interest in the Exchangeable Units and Post-Combination Company Class C-2 Shares owned by Sponsor as a result of his membership interest in the Sponsor, but will not beneficially own any Exchangeable Units or Post-Combination Company Class C-2 Shares. Such economic interest will include (i) approximately 31,342 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, (ii) no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares), (iii) approximately 13,123 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares) and (iv) approximately 59,479 Post-Combination Company Class C-2 Shares. Stephen Murphy will have no economic interest in the Post-Combination Company Ordinary A1 Shares to be issued in the PIPE Investment.

	Contractual Maximum Redemption Scenario
	Post-Combination Company Ordinary Shares		Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units		Total Post-Combination Ordinary Shares and Exchangeable Units, assuming exercise of all Post-Combination Company Warrants and/or Post-Combination Company C Shares
Name of Beneficial Owner	Number (millions)	Percentage	Number (millions)	Percentage	Number (millions)	Percentage	Number (millions)		Percentage
Executive Officers and Directors:
Simon Orange(1)(2)	63.0	37.9%	—	—	63.0	37.9%	72.0	(3)	32.3%
David Martin(4)(5)	1.9	1.1%	—	—	1.9	1.1%	2.2	(6)	1.0%
Nicholas Cattell(5)	—	—	—	—	—	—	—		—
Stephen Scott(5)	—	—	—	—	—	—	—		—
Stuart Kissen(5)	—	—	—	—	—	—	—		—
Michael Klein(7)(8)	1.5	* %	8.8	5.3%	10.3	6.2%	24.3	(9)	10.9%
Stephen Murphy(10)	—	—	—	—	—	—	—		—
All directors and executive officers as a group (7 individuals)	66.5	39.9%	8.8	5.3%	75.3	45.3%	98.5		44.2%
Five Percent or More Holders:
Churchill Sponsor VII LLC (and its affiliates) (7)	1.5	* %	8.8	5.3%	10.3	6.2%	24.3	(9)	10.9%
Orange UK Holdings Limited(1)	63.1	37.9	—	—	63.1	37.9%	72.0	(3)	32.3%

*            Less than one percent

(1)	Consists of approximately (i) 48.3 million Post-Combination Company Ordinary A1 Shares (ii) 4.4 million Post-Combination Company Ordinary A2 Shares and (iii) 10.4 million Post-Combination Company Ordinary A3 Shares.

(2)	Simon Orange is the controlling shareholder of Orange UK Holdings Limited. The shares owned by Orange UK Holdings Limited may also be deemed to be beneficially owned by Mr. Orange.

(3)	Consists of approximately 8.9 million Post-Combination Company Class C-2 Shares.

(4)	Consists of approximately (i) 1.5 million Post-Combination Company Ordinary A1 Shares (ii) 0.1 million Post-Combination Company Ordinary A2 Shares and (iii) 0.3 million Post-Combination Company Ordinary A3 Shares.

(5)	Such individual may be deemed to have a pecuniary interest in securities held by the EBT, even though such individual is not the “beneficial owner,” as defined in the Exchange Act, of such securities. The EBT will beneficially own less than 5% of the outstanding securities of the Post-Combination Company, and as such the EBT is not included in this table.

(6)	Consists of approximately 0.3 million Post-Combination Company Class C-2 Shares.

(7)	Consists of approximately 6.6 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares) and approximately 2.3 million Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares).

(8)	Michael Klein is the controlling stockholder of M. Klein Associates, Inc., which is the managing member of the Sponsor. The shares beneficially owned by the Sponsor may also be deemed to be beneficially owned by Mr. Klein.

(9)	Includes 14 million Post-Combination Company Class C-2 Shares.

(10)	Stephen Murphy will have an economic interest in the Exchangeable Units and Post-Combination Company Class C-2 Shares owned by Sponsor as a result of his membership interest in the Sponsor, but will not beneficially own any Exchangeable Units or Post-Combination Company Class C-2 Shares. Such economic interest will include (i) approximately 27,832 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-1 Share, (ii) no Exchangeable Units consisting of a Post-Combination Company B Share and BermudaCo Series B-2 Share (Base Vesting Shares), (iii) approximately 9,613 Exchangeable Units consisting of a Post-Combination Company B Share and a BermudaCo Series B-3 Share (Earn-Out Vesting Shares) and (iv) approximately 59,479 Post-Combination Company Class C-2 Shares. Stephen Murphy will have no economic interest in the Post-Combination Company Ordinary A1 Shares to be issued in the PIPE Investment.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Definitions

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information and Where to Find It

This Current Report does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

The post-effective amendment to the Registration Statement on Form F-4 filed by CorpAcq Group Plc in respect of the Business Combination was declared effective by the SEC on June 20, 2024 and includes the Definitive Proxy Statement which was made available to Churchill’s stockholders and public warrant holders in connection with Churchill’s solicitation for proxies for the vote by Churchill’s stockholders and public warrant holders in connection with the Business Combination and other matters described in the Definitive Proxy Statement, as well as the prospectus relating to the offer and sale of securities to be issued by CorpAcq Group Plc to Churchill’s stockholders and public warrant holders in connection with the Closing.

Before making any voting or other investment decisions, Churchill’s stockholders and public warrant holders and other interested persons are advised to read the Definitive Proxy Statement, in connection with Churchill’s solicitation of proxies for its Stockholder Special Meeting and its Warrant Holder Meeting, as well as other documents filed with the SEC by Churchill or CorpAcq Group Plc in connection with the Business Combination and any amendments thereto, as these documents contain important information about CorpAcq, CorpAcq Group Plc, Churchill and the Business Combination.

Churchill first mailed the Definitive Proxy Statement and other relevant documents to its stockholders and public warrant holders as of the June 18, 2024 on or about June 20, 2024. Stockholders and public warrant holders may also obtain a copy of the Definitive Proxy Statement, as well as other documents filed by Churchill or CorpAcq Group Plc with the SEC, without charge, at the SEC’s website located at www.sec.gov or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

Forward-Looking Statements

This Current Report includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan, " "project, " "forecast, " "intend, " "will, " "expect, " "anticipate, " "believe, " "seek, " "target, " "continue," "could, " "may," "might," "possible," "potential," "predict" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Churchill and CorpAcq have based the forward-looking statements on their current expectations about future performance, timing and events. The forward-looking statements in this Current Report include, but are not limited to, statements regarding estimates and forecasts of financial and operational metrics and the anticipated timing for the Closing. The forward-looking statements are based on various assumptions, whether or not identified in this Current Report, and on the current expectations of CorpAcq’s and Churchill’s respective management teams and are not predictions of actual timing and/or performance. Nothing in this Current Report should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved. The forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may materially differ from assumptions. Many actual events and circumstances are beyond the control of Churchill and CorpAcq. The forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about Churchill and CorpAcq that may cause the timing and/or performance indicated in this Current Report to be materially different from any actual future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such risks and uncertainties include changes in domestic and foreign business the competitive environment in which CorpAcq operates; CorpAcq’s ability to manage its growth prospects, meet its operational and financial targets, and execute its strategy; the impact of any economic disruptions, decreased market demand and other macroeconomic factors, including the effect of a global pandemic, to CorpAcq’s business, projected results of operations, financial performance or other financial metrics; CorpAcq’s reliance on its senior management team and key employees; risks related to liquidity, capital resources and capital expenditures; failure to comply with applicable laws and regulations or changes in the regulatory environment in which CorpAcq operates; the outcome of any potential litigation, government and regulatory proceedings, investigations, actions (including any potential U.S. or U.K. government shutdowns) and inquiries that Churchill or CorpAcq may face; assumptions or analyses used for CorpAcq’s forecasts proving to be incorrect and causing its actual operating and financial results to be significantly below its forecasts; CorpAcq failing to maintain its current level of acquisitions or an acquisition not occurring as planned and negatively affecting operating results; the inability of the parties to successfully or timely consummate the Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect CorpAcq Group Plc, which will be the combined company after the Business Combination, or the expected benefits of the Business Combination or that the approval of the stockholders of Churchill is not obtained; the risk that stockholders of Churchill could elect to have their shares redeemed by Churchill, leading to either Churchill failing to satisfy continued listing requirements for Nasdaq Global Market or Churchill having insufficient cash to complete the Business Combination; the outcome of any legal proceedings that may be instituted against CorpAcq or Churchill; changes in applicable laws or regulations; the ability of Churchill or CorpAcq Group Plc to issue equity or equity linked securities in connection with the Business Combination or in the future; the impact of certain geopolitical events, including wars in Ukraine and the surrounding region and the Middle East; the impact of a current or future pandemic on CorpAcq, CCVII, or CorpAcq Group's projected results of operations, financial performance or other financial metrics, or on any of the foregoing risks; those factors discussed in under the heading "Risk Factors" in the Definitive Proxy Statement, as may be further amended from time to time, and other documents filed, or to be filed, with the SEC by Churchill or CorpAcq Group Plc. If any of these risks materialize or CorpAcq’s, CorpAcq Group Plc’s or Churchill’s assumptions prove incorrect, actual timing and/or performance could differ materially from the timing and/or performance implied by the forward-looking statements. There may be additional risks that CorpAcq, CorpAcq Group Plc nor Churchill presently know or that CorpAcq, CorpAcq Group Plc and Churchill currently believe are immaterial that could also cause actual timing and/or performance to differ materially from those contained in the forward-looking statements. In addition, the forward-looking statements reflect CorpAcq’s, CorpAcq Group Plc’s and Churchill’s expectations and views as of the date of this Current Report. CorpAcq, CorpAcq Group Plc’s and Churchill anticipate that subsequent events and developments will cause CorpAcq’s, CorpAcq Group Plc’s and Churchill’s assessments to change. However, while CorpAcq, CorpAcq Group Plc and Churchill may elect to update these forward-looking statements at some point in the future, CorpAcq, CorpAcq Group Plc and Churchill specifically disclaim any obligation to do so. The forward-looking statements should not be relied upon as representing CorpAcq, CorpAcq Group Plc’s and Churchill’s assessments as of any date subsequent to the date of this Current Report. Accordingly, undue reliance should not be placed upon the forward-looking statements. An investment in CorpAcq, CorpAcq Group Plc or Churchill is not an investment in any of CorpAcq’s, CorpAcq Group Plc’s or Churchill’s founders’ or sponsors’ past investments or companies or any funds affiliated with any of the foregoing.

No Offer or Solicitation

This Current Report does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. This Current Report is not, and under no circumstances is to be construed as, a proxy statement or solicitation of a proxy, a prospectus, an advertisement or a public offering of the securities described herein in the United States or any other jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or exemptions therefrom. INVESTMENT IN ANY SECURITIES DESCRIBED HEREIN HAS NOT BEEN APPROVED BY THE SEC OR ANY OTHER REGULATORY AUTHORITY NOR HAS ANY AUTHORITY PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED HEREIN. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Participants in the Solicitation

CorpAcq, CorpAcq Group Plc, Churchill, Churchill Sponsor VII LLC and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Churchill’s stockholders and public warrant holders with respect to the Business Combination. A list of the names of Churchill’s directors and executive officers and a description of their interests in Churchill is set forth in certain filings with the SEC, including (but not limited to) the following: (1) the Definitive Proxy Statement (https://www.sec.gov/Archives/edgar/data/1828248/000110465924073479/tm2417668-1_defm14a.htm) (and specifically, the following sections: "Risk Factors-Risks Related to Churchill and the Business Combination"; "Information Related to Churchill-Management, Directors and Executive Officers"; "The Business Combination-Interests of Certain Persons in the Business Combination; Interests of the Churchill Initial Stockholders and Churchill’s Directors and Officers"; "Beneficial Ownership of Churchill Securities" and "Certain Relationships and Related Person Transactions-Churchill Relationships and Related Person Transactions"), (2) the Form 10-K filed by Churchill with the SEC on April 1, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000141057824000414/cvii-20231231x10k.htm) (and specifically, the following sections: "Item 1A. Risk Factors"; "Item 10. Directors, Executive Officers and Corporate Governance"; "Item 11. Executive Compensation"; "Item 12. Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters"; "Item 13. Certain Relationships and Related Transactions, and Director Independence" and "Item 15. Exhibits and Financial Statement Schedules-Note 5. Related Party Transactions"), (3) the Form 10-Qs filed by Churchill with the SEC on May 10, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000141057823000982/cvii-20230331x10q.htm), August 9, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000141057823001631/cvii-20230630x10q.htm), November 9, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1828248/000141057823002315/cvii-20230930x10q.htm) and May 3, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000141057824000589/cvii-20240331x10q.htm) (and specifically, the discussion under "Item 1. Financial Statements-Note 5. Related Party Transactions" section in each such Form 10-Qs, respectively), (4) the Form 8-K filed by Churchill with the SEC on August 7, 2023 (https://www.sec.gov/Archives/edgar/data/1828248/000110465923087944/tm2322945d1_8k.htm) (and specifically, the disclosure under "Item 1.01 Entry Into a Material Definitive Agreement-Amended and Restated Sponsor Agreement"), (5) the Form 8-K filed by Churchill with the SEC on December 26, 2023 (https://www.sec.gov/ix?doc=/Archives/edgar/data/1828248/000110465923129191/tm2333487d1_8k.htm) (and specifically, the disclosure under "Item 1.01 Entry Into a Material Definitive Agreement-Consent and Merger Agreement Amendment"), (6) the SCHEDULE 14A filed by Churchill with the SEC on January 22, 2024 (https://www.sec.gov/Archives/edgar/data/1828248/000110465924005304/tm2333205-2_def14a.htm) (and specifically, the following sections: "The Business Combination-Interests of Certain Persons in the Business Combination" and "Beneficial Ownership of Churchill Securities"), and (7) other documents that may be filed with the SEC from time to time in connection with the Business Combination, each of which are available free of charge at the SEC’s website located at www.sec.gov, or by directing a written request to Churchill Capital Corp VII at 640 Fifth Avenue, 12th Floor, New York, NY 10019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2024

CHURCHILL CAPITAL CORP VII

By:	/s/ Jay Taragin
Name:	Jay Taragin
Title:	Chief Financial Officer